UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Donald C. Burke

Robert J. Genetski

Clifford W. Hoffman

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

William J. Renahan, Vice President & Secretary

Dianna P. Wengler, Vice President & Assistant Secretary

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Daniel J. Petrisko, CFA, Assistant Secretary

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2016

LETTER TO

SHAREHOLDERS

December 15, 2016

Dear

Shareholders:

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND:

We begin our discussion of the performance of DTF Tax-Free Income Inc. (the “DTF Fund”) with a review of the municipal market environment in which the DTF Fund operates.

The municipal bond market experienced solid performance over the twelve months ended October 31, 2016, as tax-free interest rates declined and credit risk spreads narrowed. For the twelve month period ended October 31, 2016, the Bloomberg Barclays Municipal Bond Index produced a total return of 4.06%. The market’s technical conditions (supply and demand) remained strong through much of this time period as investors continued to invest money into open-end municipal bond mutual funds while new issuance of municipal bonds remained mostly manageable, despite interest rates hovering near generational low levels. However, this technical support weakened somewhat as the end of the fiscal year approached. Treasury yields began to rise, and tax-free interest rates followed, as the markets priced in a higher probability that the Federal Open Market Committee (the “FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, would raise its target federal funds rate. At the same time, municipal supply increased as municipalities issued bonds to get ahead of potential FOMC rate hikes and the U.S. presidential election, and perhaps to catch up on issuance delayed as a result of Brexit-related market disruptions. As a result of the rise in yields and surge in supply, municipal bond performance turned negative for the first time in over a year.

The municipal market has otherwise been resilient in the face of a number of market events and conditions including repercussions from the Brexit vote; Puerto Rico’s defaulting on its general obligation bonds and the debt of certain public corporations; oil price volatility; the increasing and decreasing probabilities of a FOMC rate hike; the U.S. presidential election process; and the problems surrounding underfunded pension plans across the country. Aside from Puerto Rico, defaults have been very low in the sector.

The demand for municipal bonds was quite strong for most of this time period, with net outflows from open-ended municipal bond mutual funds only occurring at the very end of the fiscal year. While long-term funds represent the bulk of the assets in terms of inflows, the highest percentage increase of assets under management year-to-date has occurred among high yield funds. Though somewhat interrupted by the recent increase in supply, strong technical conditions have been the driving factor in municipal market strength for much of 2016.

The economy continues to expand, but the slower pace of growth continues to have an adverse effect on state budgets. State and local sales tax growth is still positive, but showing signs of slowing. State tax revenue collections slowed significantly in the second half of 2015 and in the first half of 2016, with total state tax revenue growing by just 1.6% in the first quarter of 2016 and preliminary data reporting a decline of 2.1% in the second quarter of 2016. Local property taxes, however, continue to benefit from an improving housing market and home prices.

By far, the largest challenge to municipal credit remains the extent of underfunded pension obligations. Pension funds across the country are struggling to meet assumed rates of return in the current low interest rate/stagnant stock market environment. As an example of a particularly serious situation, the California Public Employees’ Retirement System (CalPERS) recently returned 0.61% in its last fiscal year ending June 30, 2016, far short of an assumed rate of return of 7.5%. The impact of lower-than-expected returns on pension funding levels increases the stress on municipal budgets to increase annual contributions and divert funds from other spending.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning mostly “AA” and “A” rated revenue bonds with coupons of 5% or higher. These higher-coupon bonds have provided the DTF Fund with an attractive level of income, while also helping to insulate the portfolio from the potential impact of higher interest rates. As of October 31, 2016, the DTF Fund held over 90% of its total assets in municipal bonds rated “A” or higher across multiple sectors. Pre-refunded, transportation, special tax, healthcare and water & sewer represented the DTF Fund’s top five exposures. The DTF Fund continues to favor revenue bonds compared to general obligation bonds, as we prefer the predictable revenue streams and more settled legal structure afforded by revenue bonds. The DTF Fund remains well diversified geographically, with exposure to 32 states and the District of Columbia. As in the past few years, the DTF Fund continues to avoid bonds issued by the financially troubled Commonwealth of Puerto Rico or any of its agencies. The Fund remains diversified across maturities in order to help moderate the portfolio’s risk from potential changes in interest rates and potential changes to the shape of the yield curve that could result from future FOMC actions or changing investor sentiment.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DTF Fund’s returns. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2016, the DTF Fund’s portfolio of investments had an average maturity of 15.3 years and duration of 6.31 years, while the Bloomberg Barclays Municipal Bond Index had an average maturity of 12.94 years and duration of 5.92 years.

As a practical matter, it is not possible for the DTF Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. However, management believes that over the long term the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the DTF Fund to take advantage of future opportunities while limiting volatility to some degree.

OUTLOOK

Municipal yields will likely continue to track moves in the Treasury market, though historically the moves have been less volatile for tax-free municipal bonds. Taxable equivalent yields remain fairly attractive versus other fixed income products. In addition, we expect that the municipal market will continue to benefit from demand by global investors who are looking for higher quality investments that offer attractive yields and alternatives to sometimes-negative-yielding bonds in their domestic markets. While municipalities have increased their borrowing needs over the shorter term mostly to refund older debt, many continue to exercise austerity measures in the face of slowing tax revenue growth and sizable demands on budgets, which include attempts to improve pension funding levels.

With the recent sweep of the White House and Congress by the Republican Party in the November election, the potential for comprehensive tax reform has increased. President-elect Donald Trump outlined various tax-reform proposals on the campaign trail, including lowering corporate and personal tax rates. Additionally, limiting the types and amounts of tax exemptions for individuals and corporations has been discussed. Since comprehensive tax reform has rarely happened over the past 30 years, it is difficult to predict the impact such reform may have on municipal bonds. However, looking back at the last major comprehensive tax reform, the Tax Reform Act of 1986, municipal bond yields did move higher after personal income tax rates were sizably lowered. For that reason, there is uncertainty and caution surrounding the impact that significant tax reform could have on the demand for tax-free municipal bonds, and ultimately their yield and valuations, as we move into 2017 and beyond.

Despite the challenges facing the municipal market, we believe that higher quality municipal bonds still offer reasonably good relative value and that owning the lowest-rated bonds does not adequately compensate for the risk. The strong demand for lower-rated issues has decreased the yield advantage of taking on the additional credit risk. In addition, we have also limited new purchases of bonds with the very longest maturities as the municipal yield curve has become flat. For example, a 20-year maturity municipal bond yields only 14 basis points less than a comparable bond with a 30-year maturity and has less interest rate risk.

FUND PERFORMANCE:

The following table compares the DTF Fund’s total return and the Bloomberg Barclays Municipal Bond Index:

Total Return[1] For the period indicated through October 31, 2016
	One Year	Three Years (annualized)	Five Years (annualized)
DTF Tax-Free Income Inc. Market Value[2]	5.3%	8.0%	5.0%
Net Asset Value[3]	5.4%	6.6%	5.4%
Bloomberg Barclays Municipal Bond Index[4]	4.1%	4.9%	4.3%
1.	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
2.	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.
3.	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (detailed on page 13 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.
4.	The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

As presented in the performance chart above, the DTF Fund provided its shareholders with an attractive return for the twelve months ended October 31, 2016, especially when compared to the overall municipal bond market as measured by the Bloomberg Barclays Municipal Bond Index. As of October 31, 2016, the DTF Fund was paying a $0.84 per share annualized dividend and had a closing price of $15.08 per share. The DTF Fund has maintained its $0.07 per share monthly dividend since January 2012, despite generational low yields available in the tax-exempt bond market for extended periods over the past several years. The principal reason the Fund has been able to maintain this dividend is due to the benefit of leverage and use of undistributed net income. During this period, common shareholders have benefited from a steep municipal yield curve that has allowed the DTF Fund to pay a lower rate on its leverage while investing the proceeds into higher-yielding bonds. However, this relationship has changed recently, as the cost of leverage moved higher during the last half of the fiscal year. The relationship between the cost of leverage and investment yields could change even more in the future, especially if the FOMC continues to raise the target federal funds rate. If the Fund’s net earnings continue to fall short of its dividend payout, the Fund could see its balance of undistributed net income decline further, possibly necessitating a dividend reduction.

BOARD OF DIRECTORS MEETING

At the regular September 2016 meeting Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
7.0	October 17	October 31
7.0	November 15	November 30
7.0	December 15	December 30

At the regular December 2016 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
7.0	January 17	January 31
7.0	February 15	February 28
7.0	March 15	March 31

ABOUT YOUR FUND:

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of October 31, 2016, the Fund’s leverage consisted of $65 million of Variable Rate MuniFund Term Preferred Shares (VMTP). On that date, the total amount of leverage represented approximately 32% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in modest reinvestment opportunities for the DTF Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA Chief Investment Officer	Nathan I. Partain, CFA Director, President & Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

October 31, 2016

Principal Amount (000)	Description (a)	Value (Note 2)
LONG-TERM INVESTMENTS—144.8%
	Alaska—0.2%
$290	Anchorage Elec. Util. Rev., 5.00%, 12/1/36	$339,950

	Arizona—6.7%
1,350	Arizona St. Univ. Rev., 5.00%, 7/1/37	1,602,342
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj., 5.00%, 12/1/42	749,170
2,000	Arizona St. Trans. Brd. Hwy. Rev., 5.00%, 7/1/30, Prerefunded 7/1/18 @ $100 (b)	2,135,560
1,000	Maricopa Cnty. Indl. Dev. Auth., 4.00%, 1/1/34	1,063,340
500	Northern Arizona Univ. Rev., 5.00%, 6/1/40	580,550
1,000	Northern Arizona Univ. Speed Rev., Stimulus Plan for Econ. Edl. Dev., 5.00%, 8/1/38	1,150,220
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Rev., 5.00%, 1/1/38	2,087,580

		9,368,762

	Arkansas—0.9%
1,050	Univ. of Arkansas, 5.00%,11/1/46	1,245,132

	California—20.7%
2,000	Bay Area Toll Auth. Rev., 5.125%, 4/1/39, Prerefunded 4/1/19 @ $100 (b)	2,202,600
1,500	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46	1,759,155
275	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/1/36	294,278
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation, 5.00%, 6/1/35	112,449
500	California St. Gen. Oblig., 5.50%, 3/1/26	530,145
1,000	California St. Gen. Oblig., 6.00%, 4/1/38	1,116,770

Principal Amount (000)	Description (a)	Value (Note 2)
$ 500	California St. Gen. Oblig., 5.50%, 3/1/40	$ 568,340
1,000	California St. Gen. Oblig., 5.00% 10/1/28	1,229,160
2,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/1/29	2,463,060
2,000	California Statewide Communities Dev. Auth. Rev., St. Joseph Hlth. Syst., 5.75%, 7/1/47, FGIC, Prerefunded 7/1/18 @ $100 (b)	2,161,980
1,000	Garden Grove Agy. Cmty. Dev. Successor Agy., 5.00%, 10/1/31, BAM	1,194,580
3,000	Golden St. Tobacco Securitization Corp. Rev., 5.75%, 6/1/47	2,953,140
1,000	Los Angeles Cnty. Santn. Dists. Fin. Auth. Rev., 5.00%, 10/1/34	1,186,280
1,000	Manteca City Wtr. Rev., 5.00%, 7/1/33	1,166,780
1,520	Oakland Unified Sch. Dist., 5.00%, 8/1/30, AGM	1,859,538
2,500	Riverside Cnty. Sngl. Fam. Rev., 7.80%, 5/1/21, Escrowed to maturity (b)	3,177,075
780	Sacramento Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 12/1/24, BAM	962,239
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/1/32	1,449,847
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/1/30	2,397,420

		28,784,836

	Colorado—1.2%
400	Denver Conv. Center & Hotel Auth. Rev., 5.00%, 12/1/27	468,284
1,000	Eagle River Wtr. & Sanitation Dist. Enterprise Wstwtr. Rev., 5.00%, 12/1/42	1,156,000

		1,624,284

The accompanying notes are an integral part of these financial statement.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016

Principal Amount (000)	Description (a)	Value (Note 2)
	Connecticut—2.6%
$ 700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/1/32	$ 770,042
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/1/41	1,092,270
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/1/48	617,007
1,000	South Central Connecticut Reg. Wtr. Auth. Rev., 5.00%, 8/1/41	1,139,490

		3,618,809

	District of Columbia—1.6%
1,000	District of Columbia Inc. Tax Rev., 5.00%, 12/1/31	1,122,580
1,000	Metropolitan Washington D.C. Airport Auth. Rev., 5.00%, 10/1/18, AGM / AMBAC	1,038,890

		2,161,470

	Florida—16.8%
1,500	Broward Cnty. Port Fac. Rev., 6.00%, 9/1/23	1,695,525
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/1/36	1,067,710
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 6.00%, 8/15/36	1,137,960
2,000	Florida St. Brd. of Ed. Cap. Outlay Gen. Oblig., 5.00%, 6/1/41	2,280,000
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/1/33	2,766,397
70	Highlands Cnty. Hlth. Fac. Auth. Rev., Adventist Hlth., 5.125%, 11/15/32, Prerefunded 11/15/16 @ $100 (b)	70,104
1,000	Hillsborough Cnty. Aviation Auth., Tampa Int’l. Arpt., 5.00%, 10/1/44	1,104,300
500	Lee Cnty. Tran. Fac. Ref. Rev., 5.00%, 10/1/35, AGM	576,410

Principal Amount (000)	Description (a)	Value (Note 2)
$1,080	City of Miami Beach Hlth. Facs. Auth. Hosp. Rev. Ref., 5.00%, 11/15/39	$ 1,214,298
500	Miami Beach Redev. Agy. Rev. Ref., 5.00%, 2/1/40, AGM	568,490
400	Miami-Dade Cnty. Expwy. Auth. Rev., 5.00%, 7/1/33	478,516
250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., 5.00%, 4/1/45	287,922
2,220	Miami-Dade Cnty. Sch. Brd., 5.00%, 2/1/34	2,595,580
250	Miami-Dade Cnty. Aviation Rev., 5.00%, 10/1/32	277,178
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev., 5.00%, 7/1/35	2,303,660
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/1/38	1,164,590
2,000	Seminole Cnty. Sales Tax Rev., 5.25%, 10/1/31, NRE	2,592,260
830	S. Florida Wtr. Mgmt. Dist. 5.00%, 10/1/35	974,129
200	City of Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/1/41	227,656

		23,382,685

	Georgia—2.8%
300	Atlanta Wtr. & Wstwtr. Rev., 5.00%, 11/1/26	373,701
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/1/32	586,130
650	Georgia St. Mun. Elec. Auth. Pwr. Rev., 6.50%, 1/1/20, AMBAC	706,355
2,000	Metro. Atlanta Rapid Tran. Auth. Rev., 5.00%, 7/1/39	2,189,600

		3,855,786

	Illinois—12.8%
500	Chicago Multi-Family Hsg. Rev., 4.90%, 3/20/44, FHA	521,670
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/1/30, AGM	1,148,380
250	Chicago Sales Tax Rev., 5.00%, 1/1/30	270,140

The accompanying notes are an integral part of these financial statement.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016

Principal Amount (000)	Description (a)	Value (Note 2)
$ 500	Chicago Wtrwks. Rev., 5.00%, 11/1/44	$ 556,700
250	Chicago Wtrwks. Rev., 5.00%, 11/1/30	293,137
1,000	Illinois St. Fin. Auth. Ed. Rev., IL Charter Sch., 5.375%, 9/1/32, ACA, Prerefunded 9/1/17 @ $100 (b)	1,038,170
1,000	Illinois St. Fin. Auth. Rev., Swedish Covenant Hosp., 6.00%, 8/15/38	1,096,370
1,225	Illinois St. Fin. Auth. Rev., Advocate Hlthcare. Network, 5.00%, 5/1/45	1,385,928
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	1,026,930
520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 8/15/37	577,736
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	1,135,070
525	Illinois St. Fin. Auth. Rev., Centegra Hlth. Sys., 5.00%, 9/1/42	579,626
2,000	Illinois St. Gen. Oblig., 5.50%, 1/1/29	2,290,720
1,000	Illinois St. Gen. Oblig., 5.00%, 2/1/27	1,102,770
1,500	Illinois St. Toll Hwy. Auth. Rev., 5.50%, 1/1/33 Prerefunded 1/1/18 @ $100 (b)	1,581,840
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/1/41	868,155
1,000	Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/1/28	1,174,610
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/1/34	1,131,280

		17,779,232

	Indiana—2.7%
180	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth. Sys., 5.875%, 5/1/29	180,610

Principal Amount (000)	Description (a)	Value (Note 2)
$ 240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/1/28	$ 288,497
1,000	Indiana St. Fin. Auth. Rev. State Revolving Fund, 5.00%, 2/1/31	1,146,940
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev., 5.00%, 2/1/38, Prerefunded 8/1/18 @ $100 (b)	2,144,120

		3,760,167

	Louisiana—4.8%
1,250	Louisiana Stadium & Exposition Dist., 5.00%, 7/1/30	1,445,600
500	Louisiana Stadium & Exposition Dist., 5.00%, 7/1/36	566,080
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38	1,458,250
250	New Orleans Swr. Svc. Rev., 5.00%, 6/1/44	284,933
500	Port of New Orleans Board of Commissioners Port Fac. Rev., 5.00%, 4/1/33	554,530
1,100	Regional Tran. Auth. Sales Tax Rev., 5.00%, 12/1/30, AGM	1,241,944
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1, 5.00%, 11/1/37	1,155,840

		6,707,177

	Maine—1.8%
95	Maine Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/1/33, Prerefunded 7/1/23 @ $100 (b)	116,203
905	Maine Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/1/33	1,031,682
610	City of Portland, General Arpt. Rev., 5.00%, 7/1/31	709,522
540	City of Portland, General Arpt. Rev., 5.00%, 7/1/32	626,476

		2,483,883

	Maryland—2.3%
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Anne Arundel Hlth. Sys., 5.00%, 7/1/39	1,123,200

The accompanying notes are an integral part of these financial statement.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Maryland St. Trans. Auth. Rev., 5.00%, 7/1/37, AGM	$ 2,116,760

		3,239,960

	Massachusetts—6.4%
3,000	Massachusetts Bay Trans. Auth. Rev., 5.50%, 7/1/29, NRE	4,017,900
1,000	Massachusetts St. Gen. Oblig., 5.50%, 8/1/30, AMBAC	1,350,270
1,000	Massachusetts St. Gen. Oblig., 5.25%, 9/1/25, AGM	1,282,280
2,000	Massachusetts St. College Bldg. Auth. Rev., 5.00%, 5/1/40	2,254,920

		8,905,370

	Michigan—2.2%
500	Detroit Dist. St. Aid Gen. Oblig., 5.25%, 11/1/35, Prerefunded 3/1/17 @ $100 (b)	522,445
1,000	Holland Elec. Util. Sys. Rev., 5.00%, 7/1/39	1,131,420
500	Michigan Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/1/44	560,310
500	Michigan Bldg. Auth. Rev., 4.00%, 10/15/36	534,730
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp., 5.00%, 9/1/39	252,979

		3,001,884

	Nebraska—2.6%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev., 5.00%, 1/1/34	577,175
1,900	Omaha Gen. Oblig., 5.25%, 4/1/27	2,465,288
525	Omaha Pub. Pwr. Dist. Elec. Rev., 6.20%, 2/1/17, Escrowed to maturity (b)	532,151

		3,574,614

	New Jersey—1.7%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	451,416
760	New Jersey St. Gen. Oblig., 5.25%, 7/1/17	781,531

Principal Amount (000)	Description (a)	Value (Note 2)
$1,000	New Jersey St. Tpk. Auth. Rev., 5.00%, 1/1/36	$ 1,073,690

		2,306,637

	New York—9.6%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch., 5.00%, 4/1/32	930,900
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys., 5.25%, 7/1/35	351,138
700	Long Island Pwr. Auth. Elec. Sys. Rev., 5.00%, 9/1/42	812,035
300	New York Cnty. Tobacco Trust, 5.00%, 6/1/45	331,458
1,000	New York City Transitional Fin. Auth., 5.00%, 2/1/34	1,188,810
1,000	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev., 5.00%, 6/15/34	1,187,080
1,000	New York City Mun. Wtr. Fin. Auth. Rev., 5.375%, 6/15/43	1,159,760
1,000	New York City Mun. Wtr. Fin. Auth. Rev., 5.50%, 6/15/43	1,169,120
1,500	New York St. Dorm. Auth. Rev., 7.25%, 10/1/28, Prerefunded 10/1/18 @100 (b)	1,681,275
2,000	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,395,340
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/1/33	1,081,962
500	Triborough Bridge & Tunnel Auth. Rev., 5.00% 11/15/30	596,840
400	Utility Debt Securitization Auth. Restructuring Rev., 5.00%, 12/15/31	484,540

		13,370,258

	Ohio—5.3%
750	Deerfield Twp. Tax Increment Rev., 5.00%, 12/1/25	783,150
500	Ohio St. Gen. Oblig., 5.00%, 9/1/30	570,665

The accompanying notes are an integral part of these financial statement.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Ohio St. Hosp. Rev., Univ. Hops. Hlth. Sys., 4.00%, 1/15/44	$ 2,096,860
1,040	Ohio St. Tpk. Comm. Rev., 5.00%, 2/15/31	1,157,229
2,445	Ohio St. Wtr. Dev. Auth. Rev., 5.50%, 6/1/20, AGM	2,821,383

		7,429,287

	Oregon—0.9%
570	Port of Portland Portland Intl. Arpt. Rev., 5.00%, 7/1/32	659,735
500	Oregon St. Gen. Oblig., 5.00%, 5/1/41	605,535

		1,265,270

	Pennsylvania—5.4%
170	Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys., 5.00%, 7/1/35	195,898
2,000	Delaware River Port Auth. Rev., 5.00%, 1/1/34	2,334,480
480	East Stroudsburg Area Sch. Dist., 7.75%, 9/1/27, NRE, Prerefunded 9/1/17 @ $100 (b)	507,710
495	East Stroudsburg Area Sch. Dist., 7.75%, 9/1/27, NRE, Prerefunded 9/1/17 @ $100 (b)	523,576
25	East Stroudsburg Area Sch. Dist., 7.75%, 9/1/27, NRE, Prerefunded 9/1/17 @ $100 (b)	26,443
500	Pennsylvania St. Higher Ed. Facs. Auth. Rev., 5.00%, 6/15/28	562,125
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev., 5.00%, 12/1/23, AGC, Prerefunded 12/1/19 @ $100 (b)	1,143,022
2,000	Philadelphia Wtr. & Wstwtr. Rev., 5.00%, 1/1/41	2,262,300

		7,555,554

	Rhode Island—3.7%
1,070	Rhode Island Clean Wtr. Fin. Agy. Wtr. Poll. Control Rev., Green Bonds, 5.00%, 10/1/32	1,280,415

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev., Brown Univ., 5.00%, 9/1/37	$ 2,062,540
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev., Providence College, 5.00%, 11/1/41	1,805,152

		5,148,107

	South Carolina—2%
2,000	Charleston Cnty. Spl. Source Rev., 5.00%, 12/1/32	2,392,660
290	Scago Edl. Facs. Corp. Rev., 5.00%, 12/1/24	351,460

		2,744,120

	Tennessee—2.3%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/1/34	283,842
1,500	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/20	1,700,070
1,000	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/21	1,157,810

		3,141,722

	Texas—11.3%
850	Austin Indep. Sch. Dist., 4.00%, 8/1/36, PSF	925,080
1,000	Dallas Area Rapid Transit Rev., 5.25%, 12/1/48 Prerefunded 12/1/18 @ $100 (b)	1,090,200
650	Dallas Area Rapid Transit Rev., 5.00%, 12/1/41	765,622
185	Everman Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/36, PSF, Prerefunded 8/15/17 @ $100 (b)	191,083
225	Everman Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/36, PSF, Prerefunded 8/15/17 @ $100 (b)	232,398
590	Everman Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/36, PSF	606,756
500	Houston Arpt. Sys. Rev., 5.00%, 7/1/32	554,990
1,000	Houston Hotel Occupancy Tax & Spl. Rev., 5.25%, 9/1/29	1,155,310

The accompanying notes are an integral part of these financial statement.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016

Principal Amount (000)	Description (a)	Value (Note 2)
$1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32	$ 1,685,218
955	Klein Indep. Sch. Dist. Gen. Oblig. 5.00%, 8/1/38, PSF Prerefunded 8/1/18 @ $100 (b)	1,023,817
105	Klein Indep. Sch. Dist. Gen. Oblig. 5.00%, 8/1/38, PSF	111,621
1,000	North Texas Twy. Auth. Rev., 5.00%, 1/1/31	1,173,820
605	North Texas Twy. Auth. Rev., 5.75%, 1/1/40, BHAC, Prerefunded 1/1/18 @ $100 (b)	639,025
450	North Texas Twy. Auth. Rev., 5.75%, 1/1/40, BHAC, Prerefunded 1/1/18 @ $100 (b)	475,308
145	North Texas Twy. Auth. Rev., 5.75%, 1/1/40, BHAC	152,911
1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig., 5.50%, 2/1/33, PSF, Prerefunded 2/1/17 @ $100 (b)	1,998,029
700	San Antonio Indep. Sch. Dist. Sch. Bldg., 5.00%, 8/15/38, PSF	837,585
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig., 5.25%, 2/1/38, PSF, Prerefunded 2/1/17 @ $100 (b)	1,011,180
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvmt. Bonds, 4.00%, 8/1/37, AGM	1,041,640

		15,671,593

	Utah—3.2%
1,000	Utah Trans. Auth. Sales Tax Rev., 5.00%, 6/15/32, AGM, Prerefunded 6/15/18 @ $100 (b)	1,066,990
1,000	Utah Trans. Auth. Sales Tax Rev., 5.00%, 6/15/36, AGM, Prerefunded 6/15/18 @ $100 (b)	1,066,990
2,000	Utah Trans. Auth. Sub. Sales Tax Rev., 5.00%, 6/15/37	2,341,420

		4,475,400

	Vermont—2.1%
2,000	Univ. of Vermont & St. Agric. College Gen. Oblig., 5.00%, 10/1/38	2,305,180

Principal Amount (000)	Description (a)	Value (Note 2)
$ 500	Vermont Edl. and Hlth. Bldg. Fin. Agy. Rev. Ref., Univ. of Vermont Med. Center, 5.00%, 12/1/35	$ 583,155

		2,888,335

	Virginia—2.9%
1,250	Riverside Regl. Jail Auth. Fac. Rev., 5.00%, 7/1/26	1,545,700
2,000	Virginia College Bldg. Auth. Rev., 5.00%, 2/1/23	2,431,700

		3,977,400

	Washington—0.9%
1,000	King Cnty. Wtr. Rev., 5.00%, 7/1/41	1,184,130

	West Virginia—0.2%
300	Monongalia Cnty. Bldg. Comm. Rev., 5.00%, 7/1/30	346,941

	Wisconsin—2.6%
2,000	Wisconsin St. Gen. Rev., 6.00%, 5/1/33	2,235,740
1,000	Wisconsin Pub. Fin. Auth., Hosp. Rev. Ref., 5.00%, 6/1/40	1,138,600
250	Wisconsin Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/1/27	254,062

		3,628,402

	Wyoming—1.6%
2,050	Wyoming St. Farm Loan Brd. Cap. Facs. Rev., 5.75%, 10/1/20	2,242,024

	Total Long-Term Investments (Cost $186,014,134)	$201,209,181

	TOTAL INVESTMENTS—144.8%
	(Cost $186,014,134)	201,209,181
	Variable Rate MuniFund Term Preferred Shares at liquidation value—(46.8)%	(65,000,000)
	Other assets less other liabilities—2%	2,763,580

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$138,972,761

The accompanying notes are an integral part of these financial statement.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2016

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

ACA—ACA Financial Guaranty Corporation

AMBAC—Ambac Assurance Corporation

AGM—Assured Guaranty Municipal Corp.

AGC—Assured Guaranty Corp.

BAM—Build America Mutual Assurance Company

BHAC—Berkshire Hathaway Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Authority

NRE—National Public Finance Guarantee Corporation

PSF—Texas Permanent School Fund

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted	prices in active markets for identical securities.
Level 2—other	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2016:

Level 2
Municipal bonds	$201,209,181

There were no Level 1 or Level 3 priced securities held at October 31, 2016.

Summary of Ratings as a Percentage of Long-Term Investments (Unaudited)

Rating *	%
AAA	7.1
AA	48.8
A	34.0
BBB	7.0
BB	0.0
B	1.5
NR	1.6

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 1.6% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Total Investments

(Unaudited)

%
Pre-Refunded	14.1
Transportation	12.5
Special Tax	11.5
Healthcare	11.2
Water & Sewer	11.1
General Obligation	10.4
Education	10.0
Misc. Revenue	9.1
Electric & Gas	4.4
Airports	3.2
Tobacco	2.2
Housing	0.3

100.0

The accompanying notes are an integral part of these financial statement.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS:

Investments, at value (cost $186,014,134)	$201,209,181

Cash	3,860,324

Interest receivable	2,649,658

Prepaid expenses	14,771

Total assets	207,733,934

LIABILITIES:

Payable for securities purchased	3,717,744

Investment advisory fee (Note 3)	86,903

Administrative fee (Note 3)	16,625

Accrued expenses	76,208

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering cost of $136,307) (Note 7)	64,863,693

Total liabilities	68,761,173

NET ASSETS APPLICABLE TO COMMON STOCK	$138,972,761

CAPITAL:

Common stock ($0.01 par value per share; 599,997,400 shares authorized, 8,519,010 issued and outstanding)	$85,190

Additional paid-in capital	120,183,675

Undistributed net investment income	2,931,176

Accumulated net realized gain on investments	577,673

Net unrealized appreciation on investments	15,195,047

Net assets applicable to common stock	$138,972,761

NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.31

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2016

INVESTMENT INCOME:

Interest	$7,937,222

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	1,416,271

Investment advisory fees (Note 3)	1,033,183

Administrative fees (Note 3)	198,291

Directors’ fees (Note 3)	98,898

Professional fees	79,390

Custodian fees	77,780

Reports to shareholders	50,715

Transfer agent fees	23,975

Registration fees	23,761

Other expenses	49,050

Total expenses	3,051,314

Net investment income	4,885,908

REALIZED AND UNREALIZED GAIN:

Net realized gain on investments	571,727

Net change in unrealized appreciation (depreciation) on investments	2,011,310

Net realized and unrealized gain on investments	2,583,037

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$7,468,945

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2016	For the year ended October 31, 2015

OPERATIONS:

Net investment income	$4,885,908	$5,912,872

Net realized gain	571,727	679,577

Net change in unrealized appreciation (depreciation)	2,011,310	(2,680,669)

Net increase in net assets applicable to common stock resulting from operations	7,468,945	3,911,780

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(7,155,967)	(7,155,967)

Net realized gains	(321,467)	—

Decrease in net assets from distributions to common stockholders (Note 5)	(7,477,434)	(7,155,967)

Total decrease in net assets	(8,489)	(3,244,187)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	138,981,250	142,225,437

End of year (including undistributed net investment income of $2,931,176 and $4,857,036, respectively)	$138,972,761	$138,981,250

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2016

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$9,192,515

Expenses paid	(1,701,801)

Interest expense paid	(1,144,499)

Purchase of investment securities	(26,340,803)

Proceeds from sales and maturities of investment securities	28,453,351

Net cash provided by operating activities		$8,458,763

Cash flows provided by (used in) financing activities:

Distributions paid	(7,477,434)

Offering costs from the exchange and issuance of VMTP Shares	(162,377)

Net cash used in financing activities		(7,639,811)

Net increase in cash		818,952

Cash-beginning of year		3,041,372

Cash-end of year		$3,860,324

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:

Net increase in net assets resulting from operations		$7,468,945

Purchase of investment securities	(26,340,803)

Proceeds from sales and maturities of investment securities	28,453,351

Net amortization and accretion of premiums and discounts on debt securities	1,174,992

Amortization of deferred offering costs	267,529

Net realized gain on investments	(571,727)

Net change in unrealized (appreciation) depreciation on investments	(2,011,310)

Decrease in interest receivable	80,301

Decrease in accrued interest payable on Variable Rate MuniFund Term Preferred Shares	(78,375)

Increase in accrued expenses	15,860

Total adjustments		989,818

Net cash provided by operating activities		$8,458,763

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.31	$16.70	$15.74	$17.39	$16.23

Net investment income	0.57	0.69	0.73	0.84	0.90
Net realized and unrealized gain (loss)	0.30	(0.24)	1.08	(1.64)	1.16
Distributions on remarketed preferred stock from net investment income(1)	—	—	—	(0.01)	(0.01)
Distributions on remarketed preferred stock from net realized gains(1)	—	—	—	—	—	(2)

Net increase (decrease) from investment operations applicable to common stock	0.87	0.45	1.81	(0.81)	2.05

Distributions on common stock:
Net investment income	(0.84)	(0.84)	(0.85)	(0.84)	(0.84)
Net realized gains	(0.03)	—	—	—	(0.05)

Total distributions	(0.87)	(0.84)	(0.85)	(0.84)	(0.89)

Net asset value, end of year	$16.31	$16.31	$16.70	$15.74	$17.39

Per share market value, end of year	$15.08	$15.13	$15.15	$14.16	$17.99

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.16%	1.86%	1.89%	1.36%	1.21%
Operating expenses, without leverage	1.13%	1.11%	1.13%	1.14%	1.13%
Net investment income	3.45%	4.21%	4.51%	5.03%	5.35%
SUPPLEMENTAL DATA:
Total return on market value(3)	5.31%	5.55%	13.19%	(16.98)%	22.08%
Total return on net asset value(3)	5.41%	2.77%	11.79%	(4.75)%	12.95%
Portfolio turnover rate	14%	16%	9%	15%	11%
Asset coverage ratio on preferred stock, end of year	314%	314%	319%	306%	328%
Net assets applicable to common stock, end of year (000’s omitted)	$138,973	$138,981	$142,225	$134,107	$148,127

(1)	The remarketed preferred stock was fully redeemed in 2013.
(2)	Amount per share is less than $0.01.
(3)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2013 to 2016 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2016

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended October 31, 2016 were $98,898.

D. Affiliated Shareholder: At October 31, 2016, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 32,343 shares of the Fund which represent 0.38% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were $30,058,547 and $28,453,351, respectively.

Note 5. Distributions and Tax Information

At October 31, 2016, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$185,955,921	$15,613,376	$(360,117)	$15,253,259

The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid to common shareholders during the years ended October 31, 2016 and 2015 was as follows:

	2016	2015
Distributions paid from:
Tax-exempt income	$7,155,967	$7,155,967
Ordinary income	—	—
Long-term capital gains	321,467	—

Total distributions	$7,477,434	$7,155,967

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed net tax-exempt income	$2,872,964
Undistributed net ordinary income	288,745
Other accumulated gain	288,928
Other ordinary timing differences	—
Net unrealized appreciation (depreciation)	15,253,259

$18,703,896

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2016

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2016, the following reclassifications were recorded:

Paid-in Capital	Accumulated net realized gain on investments	Undistributed net investment income
$(267,529)	$(76,670)	$344,199

The reclassifications are attributable to expenses related to the VMTP Shares offering and deminimis market discount. These reclassifications have no impact on the net asset value of the fund.

Note 7. Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares, with a $100,000 liquidation value per share.

On January 8, 2016, the Fund exchanged all of its outstanding Series 2018 VMTP Shares for newly issued Series 2021 VMTP Shares. The effect of the privately negotiated exchange was to extend the mandatory redemption date of the VMTP Shares from August 21, 2018 to January 31, 2021. The VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on January 31, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

Key terms of the series of VMTP Shares at October 31, 2016 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2021	650	$65,000,000	SIFMA Municipal Swap Index + 1.40%	2.03%	1/31/2021

The Fund incurred costs in connection with its issuance of Series 2018 VMTP Shares, which were recorded as a deferred charge and were being amortized over the life of the shares. These unamortized costs were fully expensed when the shares were exchanged for the Series 2021 VMTP Shares. The Fund incurred additional offering costs in connection with its exchange for Series 2021 VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the VMTP Shares. Amortized and expensed deferred offering costs of $26,070 and $241,459, respectively, are included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the VMTP Shares under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average liquidation value outstanding and the average annualized dividend rate of the VMTP Shares during the year ended October 31, 2016, were $65,000,000 and 1.77%, respectively.

The VMTP Shares are not listed on any exchange or automated quotation system. The fair value of the VMTP Shares is estimated to be their liquidation preference. The VMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset cover-

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2016

age, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

DTF Tax-Free Income Inc.:

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income Inc. (the Fund), including the schedule of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2016, the results of its operations and its cash flows for the year then ended the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 15, 2016

TAX INFORMATION (Unaudited)

Taxable distributions of long-term capital gains of $82,618 were paid to preferred shareholders, and $321,467 were paid to common shareholders during the taxable year ended October 31, 2016. The Fund did not pay taxable distributions of ordinary income during the taxable year ended October 31, 2016. All of the other net investment income distributions paid by the Fund qualify and are designated as tax-exempt interest dividends for Federal income tax purposes.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2015: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Mr. Pollard who is elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”).

DIRECTORS OF THE FUND (Unaudited)

Independent Directors

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Donald C. Burke Age: 56	Director	Term expires 2018; Director since 2014	Retired since 2009; Managing Director, BlackRock Inc. 2006-2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	69	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Robert J. Genetski Age: 74	Director	Term expires 2019; Director since 2009	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4

Clifford W. Hoffman Age: 66	Director	Term expires 2018; Director since June 2016	Retired since 2012; Audit Partner, Deloitte & Touche LLP 1985-2012 (Audit Manager 1974-1985)	4

Philip R. McLoughlin Age: 70	Director	Term expires 2019; Director since 1996	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	74	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991)

Geraldine M. McNamara Age: 65	Director	Term expires 2017; Director since 2003	Private investor since 2006; Managing Director, U.S Trust Company of New York 1982-2006	69

Eileen A. Moran Age: 62	Director	Term expires 2018; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Christian H. Poindexter Age: 78	Director	Term expires 2017; Director since 2008	Retired since 2003; Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) 2002-2003; (Chairman of the Board 1999-2002; Chief Executive Officer 1999-2001; President 1999-2000); Chairman, Baltimore Gas and Electric Company 1993-2002 (Chief Executive Officer 1993-2000; President 1998-2000; Director 1988-2003)	4	Director, The Baltimore Life Insurance Company 1998-2011

Carl F. Pollard Age: 78	Director	Term expires 2017; Director since 2006	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Director, Churchill Downs Incorporated 1985-2011 (Chairman of the Board 2001-2011)

David J. Vitale Age: 70	Director and Chairman of the Board	Term expires 2018; Director since 2005

Chairman of the Board of the Fund, DNP and DUC since 2009 and DPG since 2011; Chairman, Urban Partnership Bank since 2010; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First

National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)

				4	Director, United Continental Holdings, Inc. (airline holding company; f/k/a UAL Corporation), Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director

Nathan I. Partain, CFA Age: 60	Director, President and Chief Executive Officer	Term expires 2019; Director since 2007	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund and DUC since 2004 and of DPG since 2011; President and Chief Executive Officer of DNP since 2001 and Chief Investment Officer since 1998 (Executive Vice President 1998-2001; Senior Vice President 1997-1998)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Positions(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Timothy M. Heaney, CFA Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 51	Chief Investment Officer since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004)	Senior Managing Director of the Adviser since 2014 (Senior Vice President 2004-2014; Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst 1992-1996)

Lisa H. Leonard Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 53	Vice President since 2006	Managing Director of the Adviser since 2014 (Vice President 2006-2014; Assistant Vice President 1998-2006); Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Alan M. Meder, CFA, CPA Age: 57	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Board of Governors of CFA Institute 2008-2014 (Chair of the Board of Governors of CFA Institute 2012-2013; Vice Chairman of the Board 2011-2012); Financial Accounting Standards Advisory Council Member 2011-2014

Daniel J. Petrisko, CFA Age: 56	Assistant Secretary since 2015	Senior Managing Director of the Adviser since 2014 (Senior Vice President 1997-2014; Vice President 1995-1997)

William J. Renahan Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 47	Vice President and Secretary since 2015	Secretary of the Adviser since 2014 and General Counsel since 2015; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999-2012

Joyce B. Riegel Age: 62	Chief Compliance Officer since 2003	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004-2014; Vice President 2002-2004)

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 56	Vice President and Assistant Secretary since 2014	Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC since January 2016 (Vice President 1990-2015); Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006-2010 (Vice President 1998-2006; Treasurer 1988-2010)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (800) 937-5449.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions.

Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the Code of Ethics is posted on the registrant’s web site at http://www.dtffund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that six members of its audit committee: Donald C. Burke, Clifford W. Hoffman, Philip R. McLoughlin, Christian H. Poindexter, Carl F. Pollard and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended	Fiscal year ended
	October 31, 2016	October 31, 2015
Audit Fees (1)	$55,150	$52,500
Audit-Related Fees (2)(6)	0	0
Tax Fees (3)(6)	8,350	8,050
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,350	8,050

(1)	Audit Fees are fees billed for the professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees.”
(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DPG and DUC).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 17, 2015 and amended June 16, 2016)

I. Statement	of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre- Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre- approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre- approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.    Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.    Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre- approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.    Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre- approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre- approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre- approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.  Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2016

Dated: December 17, 2015 and amended June 16, 2016

Service	Fees(1)
	DTF	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$55,150	N/A

2. Reading of the Fund’s semi-annual financial statements	(3)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of- pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre- approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2016

Dated: December 17, 2015 and amended June 16, 2016

Service	Fees(1)
	DTF	Affiliates(2)

1. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(3)	N/A

2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	N/A

4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of- pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre- approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2016

  Dated: December 17, 2015 and amended June 16, 2016

Service	Fees(1)

	DTF	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$6,500	N/A

2. Preparation of state tax returns	N/A	N/A

3. Consultations with the Fund’s management as to the tax treatment of transactions or events	$8,000-$15,000(3)	N/A

4. Tax advice and assistance regarding statutory, regulatory or administrative developments	(4)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of- pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre- approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
(4)	Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2016

  Dated: December 17, 2015 and amended June 16, 2016

Service	Fees(1)

	DTF	Affiliates(2)
None

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of- pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre- approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Audit Committee are Donald C. Burke, Robert J. Genetski, Clifford W. Hoffman, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following proxy voting policies and procedures with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

PROXY VOTING POLICIES AND PROCEDURES

Last Revised June 19, 2014

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to DTF Tax-Free Income Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate (s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders; strategic plan of dissident slate and quality of critique against management; as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters and management matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross- ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e. without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by- case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate. The Adviser may delegate its voting responsibilities hereunder to a Proxy Committee established by the Adviser.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item 8, the term “Fund” refers to the registrant, DTF Tax-Free Income Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective roles, as of December 30, 2016, are as follows:

Timothy M. Heaney, CFA, has been Chief Investment Officer of the Fund since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004). He has been a Senior Managing Director of the Adviser since 2014 (Senior Vice President from 2004 to 2014 and Vice President 1997-2004). He has been a Senior Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Senior Managing Director in the Fixed Income unit of the Adviser’s affiliate, Virtus Investment Advisers, Inc. (and predecessor firms) (“VIA”) 2006-2011 (Managing Director 1997-2006, Director, Fixed Income Research 1996-1997, Investment Analyst 1992-1996). Mr. Heaney is the head of the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Lisa H. Leonard has been Vice President of the Fund since 2006. She has been managing Director of the Adviser since 2014 (Vice President from 2006 to 2014). She has also been a Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Portfolio Manager in the Fixed Income unit of VIA 1998-2011 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993). Ms. Leonard assists Mr. Heaney in the management of the Fund’s portfolio in her capacity as a portfolio manager in the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2016 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2016, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)			Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy M. Heaney	15	$9,224	*	N/A	N/A	24	$1,504
Lisa H. Leonard	15	$9,224	*	N/A	N/A	24	$1,504

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.
*	Mr. Heaney and Ms. Leonard are Portfolio Managers for several open-end and closed-end registered investment companies with $9,224 billion in assets of which $253 million are municipal securities

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2016, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high caliber investment professionals. The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive is based on: (i) the pre-tax performance of the Fund, as measured by total return over one-, three-, and five- year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to the Lipper General & Insured Municipal Debt Funds (Leveraged) average NAV return. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2016, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy M. Heaney	$100,001-$500,000
Lisa H. Leonard	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated February 4, 2016) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)	Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: December 30, 2016

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

Date: December 30, 2016